           THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 20, 2006.

        STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
        The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

LBUBS 06-C4

Settlement           06/29/06
Dated Date           06/11/06
1st Payment          07/15/06

                                                           Coupon                Interest
                  S&P          Moody's                     Type                  Accrual Basis     Rated Final
----------------------------------------------------------------------------------------------------------------------

A1                AAA          Aaa         Public          Fixed                 30/360                    Jun-32
A2                AAA          Aaa         Public          Fixed (WAC Cap)       30/360                    Jun-32
A3                AAA          Aaa         Public          WAC - 0.03%           30/360                    Jun-32
AAB               AAA          Aaa         Public          WAC - 0.045%          30/360                    Jun-32
A4                AAA          Aaa         Public          WAC - 0.02%           30/360                    Jun-38
A1A               AAA          Aaa         Public          WAC - 0.055%          30/360                    Jun-38
AM                AAA          Aaa         Public          WAC                   30/360                    Jun-38
AJ                AAA          Aaa         Public          WAC                   30/360                    Jun-38
B                 AA+          Aa1         Public          WAC                   30/360                    Jun-38
C                 AA           Aa2         Public          WAC                   30/360                    Jun-38
D                 AA-          Aa3         Public          WAC                   30/360                    Jun-38
E                 A+           A1          Public          WAC                   30/360                    Jun-38
F                 A            A2          Public          WAC                   30/360                    Jun-38
X                 AAA          Aaa         Private/144A    Variable IO           30/360                    Jun-38
G                 A-           A3          Private/144A    WAC                   30/360                    Jun-38
H                 BBB+         Baa1        Private/144A    WAC                   30/360                    Jun-38
J                 BBB          Baa2        Private/144A    WAC                   30/360                    Jun-38
K                 BBB-         Baa3        Private/144A    WAC                   30/360                    Jun-38
L                 BB+          Ba1         Private/144A    Fixed (WAC Cap)       30/360                    Jun-38
M                 BB           Ba2         Private/144A    Fixed (WAC Cap)       30/360                    Jun-38
N                 BB-          Ba3         Private/144A    Fixed (WAC Cap)       30/360                    Jun-38
P                 B+           NR          Private/144A    Fixed (WAC Cap)       30/360                    Jun-38
Q                 B            NR          Private/144A    Fixed (WAC Cap)       30/360                    Jun-38
S                 B-           NR          Private/144A    Fixed (WAC Cap)       30/360                    Jun-38
T                 NR           NR          Private/144A    Fixed (WAC Cap)       30/360                    Jun-38

HAF1              NR           A3          Private/144A    WAC                   30/360                    May-26
HAF2              NR           Baa1        Private/144A    WAC                   30/360                    May-26
HAF3              NR           Baa2        Private/144A    WAC                   30/360                    May-26
HAF4              NR           Baa3        Private/144A    WAC                   30/360                    May-26
HAF5              NR           Ba1         Private/144A    WAC                   30/360                    May-26
HAF6              NR           Ba2         Private/144A    WAC                   30/360                    May-26
HAF7              NR           Ba3         Private/144A    WAC                   30/360                    May-26
HAF8              NR           Ba1         Private/144A    WAC                   30/360                    May-26
HAF9              NR           Ba2         Private/144A    WAC                   30/360                    May-26
HAF10             NR           Ba3         Private/144A    WAC                   30/360                    May-26
HAF11             NR           NR          Private/144A    WAC                   30/360                    May-26

SBC1              AA           NR          Private/144A    WAC                   30/360                    Jun-19
SBC2              AA-          NR          Private/144A    WAC                   30/360                    Jun-19
SBC3              A+           NR          Private/144A    WAC                   30/360                    Jun-19
SBC4              A            NR          Private/144A    WAC                   30/360                    Jun-19
SBC5              A-           NR          Private/144A    WAC                   30/360                    Jun-19
SBC6              BBB+         NR          Private/144A    WAC                   30/360                    Jun-19
SBC7              BBB          NR          Private/144A    WAC                   30/360                    Jun-19
SBC8              BBB-         NR          Private/144A    WAC                   30/360                    Jun-19
SBC9              BB+          NR          Private/144A    WAC                   30/360                    Jun-19
SBC10             BB           NR          Private/144A    WAC                   30/360                    Jun-19
SBC11             BB-          NR          Private/144A    WAC                   30/360                    Jun-19
SBC12             B+           NR          Private/144A    WAC                   30/360                    Jun-19
SBC13             B            NR          Private/144A    WAC                   30/360                    Jun-19
SBC14             B-           NR          Private/144A    WAC                   30/360                    Jun-19
SBC15             NR           NR          Private/144A    WAC                   30/360                    Jun-19

                              Initial                            %
                       Sub %  Coupon           Size              of Deal  Window            Avg Life
---------------------------------------------------------------------------------------------------------

A1                   30.000%          5.74100         30,000,000     1.5%  07/06-03/11              3.19
A2                   30.000%          5.86800         38,000,000     1.9%  03/11-06/11              4.91
A3                   30.000%          5.88961         23,000,000     1.2%  12/12-05/13              6.63
AAB                  30.000%          5.87461         67,000,000     3.4%  06/11-12/15              7.39
A4                   30.000%          5.89961        815,337,000    41.1%  12/15-05/16              9.78
A1A                  30.000%          5.86461        414,294,000    20.9%   07/06-05/16             6.93
AM                   20.000%          5.91961        198,233,000    10.0%  05/16-06/16              9.94
AJ                   12.500%          5.91961        148,675,000     7.5%  06/16-06/16              9.96
B                    11.625%          5.91961         17,345,000     0.9%  06/16-06/16              9.96
C                    10.375%          5.91961         24,779,000     1.2%  06/16-06/16              9.96
D                     9.500%          5.91961         17,346,000     0.9%  06/16-06/16              9.96
E                     8.750%          5.91961         14,867,000     0.7%  06/16-06/16              9.96
F                     7.500%          5.91961         24,779,000     1.2%  06/16-06/16              9.96
X                        N/A          0.03346      1,982,330,524           07/06-05/21              8.97
G                     6.500%          5.91961         19,824,000     1.0%  06/16-06/16              9.96
H                     5.750%          5.91961         14,867,000     0.7%  06/16-06/16              9.96
J                     4.375%          5.91961         27,257,000     1.4%  06/16-06/16              9.96
K                     3.000%          5.91961         27,257,000     1.4%  06/16-06/16              9.96
L                     2.625%          5.64700          7,434,000     0.4%  06/16-06/16              9.96
M                     2.125%          5.64700          9,912,000     0.5%  06/16-06/16              9.96
N                     1.875%          5.64700          4,955,000     0.2%  06/16-07/16             10.01
P                     1.500%          5.64700          7,434,000     0.4%  07/16-07/16             10.04
Q                     1.250%          5.64700          4,956,000     0.3%  07/16-07/16             10.04
S                     1.000%          5.64700          4,956,000     0.3%  07/16-05/20             11.41
T                        N/A          5.64700         19,823,524     1.0%  05/20-05/21             14.10

HAF1                     N/A          5.81043          2,544,000           05/09-05/11              4.38
HAF2                     N/A          5.81043          4,887,000           05/11-05/11              4.88
HAF3                     N/A          5.81043          5,865,000           05/11-05/11              4.88
HAF4                     N/A          5.81043          5,866,000           05/11-05/11              4.88
HAF5                     N/A          5.81043          9,775,000           05/11-04/14              5.20
HAF6                     N/A          5.81043          9,776,000           04/14-04/16              9.63
HAF7                     N/A          5.81043          7,821,000           04/16-04/16              9.79
HAF8                     N/A          5.81043          7,818,000           04/16-04/16              9.79
HAF9                     N/A          5.81043          9,777,000           04/16-04/16              9.79
HAF10                    N/A          5.81043          7,821,000           04/16-04/16              9.79
HAF11                    N/A          5.81043         14,345,000           04/16-06/16              9.93

SBC1                     N/A          5.88172            487,466           05/11-05/11              4.88
SBC2                     N/A          5.88172            359,036           05/11-05/11              4.88
SBC3                     N/A          5.88172            359,036           05/11-05/11              4.88
SBC4                     N/A          5.88172            359,036           05/11-05/11              4.88
SBC5                     N/A          5.88172            359,036           05/11-05/11              4.88
SBC6                     N/A          5.88172            359,036           05/11-05/11              4.88
SBC7                     N/A          5.88172            359,036           05/11-05/11              4.88
SBC8                     N/A          5.88172            538,554           05/11-05/11              4.88
SBC9                     N/A          5.88172          1,346,385           05/11-05/11              4.88
SBC10                    N/A          5.88172          1,346,385           05/11-05/11              4.88
SBC11                    N/A          5.88172            538,554           05/11-05/11              4.88
SBC12                    N/A          5.88172            538,554           05/11-05/11              4.88
SBC13                    N/A          5.88172            538,554           05/11-05/11              4.88
SBC14                    N/A          5.88172            538,554           05/11-05/11              4.88
SBC15                    N/A          5.88172          5,692,778           05/11-05/11              4.88

Call: 1% of Original balance (including non-pooled split loan balances)

Interest Reserve is 1 days interest at the Gross Rate for all loans except at
(Gross Rate - 0.01%) for 888 7th Ave.

Penalties allocated to Classes A1 through K using base interest fraction. On and prior to 6/2009, 91%/9% of remaining to XCL/XCP. Thereafter, 100% of remaining to XCL.

           THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 20, 2006.

        STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
        The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

888 SEVENTH AVENUE             UPB                 Gross Cpn
--------------------------------------------------------------------------------
A1                             145,894,000.00           5.7050000
A2                             145,894,000.00           5.7050000
B                               26,766,000.00           5.7050000
--------------------------------------------------------------------------------
WL                             318,554,000.00           5.7050000 Interest-Only

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

70 HUDSON                      UPB                 Gross Cpn
--------------------------------------------------------------------------------
A                               75,000,000.00           5.5785000
B Rake                          49,000,000.00           5.7467857
--------------------------------------------------------------------------------
WL                             124,000,000.00           5.6450000 $715,380.50 in
                                                        Amort Periods

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

AMLI OF NORTH DALLAS           UPB                 Gross Cpn
--------------------------------------------------------------------------------
A                              26,801,000.00            5.9150000
B Rake                         25,587,000.00            6.2937775
--------------------------------------------------------------------------------
WL                             52,388,000.00            6.1000000 Interest-Only

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

TWO PENN                       UPB                 Gross Cpn
--------------------------------------------------------------------------------
A                              23,918,000.00            6.4950000
B note                         28,082,000.00            6.0968802
--------------------------------------------------------------------------------
WL                             52,000,000.00            6.2800000 Interest-Only

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

FOUNTAINS AT MIRAMAR           UPB                 Gross Cpn
--------------------------------------------------------------------------------
A                              12,292,000.00            6.4185000
B Rake                         11,708,000.00            5.1752475
--------------------------------------------------------------------------------
WL                             24,000,000.00            5.8120000 Interest-Only

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

STURBRIDGE COMMONS             UPB                 Gross Cpn
--------------------------------------------------------------------------------
A                              11,630,000.00            5.8750000
B Rake                         13,720,000.00            5.9027150
--------------------------------------------------------------------------------
WL                             25,350,000.00            5.8900000 Interest-Only

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

FOUNTAINS AT MIRAMAR           UPB                 Gross Cpn
--------------------------------------------------------------------------------
A                              12,292,000.00            6.4185000
B Rake                         11,708,000.00            5.1752475
--------------------------------------------------------------------------------
WL                             24,000,000.00            5.8120000 Interest-Only

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

                                                                    ADDITIONAL
ADD'L AMORTIZATION LOANS       BALANCE             ON AND AFTER      PRINCIPAL
--------------------------------------------------------------------------------
Green Valley Portfolio         34,150,000.00       7/11/2012         29,078.32
Clarksburg Portfolio            7,000,000.00       6/11/2008          8,496.16
Pinewood Estates                5,440,000.00       7/11/2012          4,916.54

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

---------------------------------
Rake           UPB
HAF1                   2,544,000
HAF2                   4,887,000
HAF3                   5,865,000
HAF4                   5,866,000
HAF5                   9,775,000

HAF6                   9,776,000
HAF7                   7,821,000
HAF8                   7,818,000
HAF9                   9,777,000
HAF10                  7,821,000
HAF11                 14,345,000
                      86,295,000
---------------------------------

---------------------------------
Rake           UPB
SBC1                     487,466
SBC2                     359,036
SBC3                     359,036
SBC4                     359,036
SBC5                     359,036

SBC6                     359,036
SBC7                     359,036
SBC8                     538,554
SBC9                   1,346,385
SBC10                  1,346,385
SBC11                    538,554
SBC12                    538,554
SBC13                    538,554

SBC14                    538,554
SBC15                  5,692,778
                      13,720,000
---------------------------------

----------------------------------------------------------------------
                                  to pmt date        P&I
RITE AID - CHURCH STREET                   8/1/2009         56,885.83
                                           8/1/2014         60,691.93
                                           7/1/2019         64,498.04

                                  to pmt date        P&I
IHOP- NASHVILLE                           10/1/2010          8,875.56
                                           5/1/2016          9,783.90

----------------------------------------------------------------------

THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 20, 2006.

        STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
        The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

PROPERTY NAME                         POOLED BALANCE         NET INT 0 CPR         NET INT 100 CPY       NET INT 100 CPR
---------------------------------------------------------------------------------------------------------------------------------

One Federal Street                           262,000,000.00        146,865,183.84        143,166,314.88         143,166,314.88
One New York Plaza                           200,000,000.00        102,913,084.10        100,553,621.71         100,553,621.71
215 Fremont Street                           141,371,000.00         86,042,199.76         83,904,316.82             712,627.65
Chatsworth Park Apartments                    84,730,000.00         26,148,101.65         25,259,495.77           4,865,408.42
70 Hudson Street                              75,000,000.00         40,191,289.57         39,242,621.22          39,242,621.22
44 Wall Street                                75,000,000.00         43,106,401.53         42,067,342.72          42,067,342.72
Canyon Park Technology Center                 75,000,000.00         40,458,709.04         40,458,709.04          40,458,709.04
Rivergate Plaza                               58,500,000.00         38,372,920.62         37,406,484.38          15,347,060.62
Courtyard Marriott Fifth Avenue               51,000,000.00         32,692,483.31         31,915,173.04          31,915,173.04
Green Valley Portfolio                        34,150,000.00         23,905,692.85         23,322,534.52          23,322,534.52
Belmont at Cowan Place                        32,760,000.00         10,109,899.80          9,766,329.30           1,881,161.10
AMLI of North Dallas                          26,801,000.00          7,876,705.95          7,876,705.95           7,876,705.95
888 Seventh Avenue                            26,766,000.00         14,795,832.16         14,280,237.21          14,280,237.21
Ashton Woods Apartments                       24,190,000.00          7,465,154.95          7,211,462.33           1,389,050.27
Two Penn Center                               23,918,000.00          7,854,451.95          7,338,301.51           3,144,369.90
Pavilion Apartments                           23,300,000.00         12,710,174.73         12,404,704.70          12,404,704.70
Lock Building                                 22,000,000.00         13,583,133.37         13,264,320.37           2,943,477.78
Oxford Court Business Center                  20,500,000.00         12,469,645.77         12,469,645.77          12,469,645.77
Southridge Plaza                              18,200,000.00         10,285,189.07         10,041,533.92          10,041,533.92
Seven Corners                                 18,050,000.00         14,506,230.63         13,563,118.19           1,094,708.68
Grove at Landmark                             15,300,000.00          4,477,536.50          4,402,706.75           4,402,706.75
Covington Plaza                               15,000,000.00          9,353,432.87          9,353,432.87           9,353,432.87
La Pacifica Apartments                        15,000,000.00          4,647,316.67          4,410,354.17           4,410,354.17
1300 Spring Street                            14,800,000.00          8,428,617.66          8,223,635.05           1,829,987.11
Royal Beverly Glen                            14,500,000.00          9,322,904.29          9,088,103.37           9,088,103.37
Holiday Inn Express Hotel & Suites
King of Prussia                               12,950,000.00          7,805,088.25          7,629,203.12           7,629,203.12
Wilmington Portfolio                          12,730,000.00          7,672,492.16          7,499,595.03           7,499,595.03
Fountains of Miramar                          12,292,000.00          7,979,959.74          7,979,959.74           3,191,545.58
Palm Lake Apartments                          12,290,229.96          2,930,613.19          2,930,613.19           2,930,613.19
Indian Springs Apartments                     12,100,000.00          7,098,149.06          6,918,326.25           2,766,537.28
NBSC Building                                 12,000,000.00          7,266,478.01          7,090,799.43           7,090,799.43
Countryview MHC                               11,928,000.00          4,368,710.78          4,152,233.60           4,152,233.60
Sturbridge Commons                            11,630,000.00          3,394,814.76          3,338,079.75           3,338,079.75
Stetson Place                                 11,000,000.00          5,657,351.02          5,657,351.02           5,657,351.02
McCallum Crossing                             10,700,000.00          5,727,438.24          5,584,561.69           5,584,561.69
Glenlake Professional Offices                 10,593,000.00          6,293,723.54          6,196,246.77           6,196,246.77
Quail Heights Plaza                           10,500,000.00          6,120,238.49          6,120,238.49           6,120,238.49
Smith Portfolio - A - Statesville              9,079,288.79          5,011,883.95          5,011,883.95           5,011,883.95
McCallum Meadows                               8,925,000.00          4,777,325.82          4,658,150.76           4,658,150.76
2802 Bloomington Road                          8,854,000.00          4,982,736.07          4,855,405.71              41,975.34
McCallum Glen                                  8,575,000.00          4,589,979.71          4,475,478.18           4,475,478.18
The Pointe Apartments                          8,550,000.00          4,929,102.24          4,810,268.07           4,810,268.07
Tiffany Woods Apartments                       8,300,000.00          4,710,475.30          4,600,160.36           4,600,160.36
Mountain View Villa Apartments                 8,000,000.00          4,685,008.89          4,566,320.00           4,566,320.00
Smith Portfolio - A - Conover                  7,625,523.49          4,209,386.50          4,209,386.50           4,209,386.50
Hampton Inn - Martinsburg                      7,590,544.82          4,207,251.64          4,207,251.64           4,207,251.64
The Corporate Center                           7,550,000.00          4,267,203.91          4,233,337.26           4,233,337.26
70 Reems Creek                                 7,522,000.00          4,233,130.87          4,124,956.15              35,660.55
Dr.'s Medical Plaza                            7,200,000.00          4,659,954.20          4,544,816.80           4,544,816.80
Smithfield Plaza Shopping Center               7,100,000.00          4,274,999.09          4,274,999.09           4,274,999.09
Lakeridge                                      7,000,000.00          3,818,507.43          3,726,735.32           3,726,735.32
Clarksburg Highlands                           7,000,000.00          3,921,273.43          3,830,750.44           3,830,750.44
Town & Country Plaza                           6,900,000.00          3,025,598.25          3,025,598.25           3,025,598.25
New York Life Building                         6,839,430.64          3,886,249.81          3,886,249.81           3,886,249.81
San Marco Village Apts                         6,694,563.08          3,773,529.84          3,687,749.42           3,687,749.42
Santa Monica Auto Center                       6,600,000.00          3,892,492.11          3,863,732.28           3,863,732.28
Smith Portfolio - A - Graham                   6,471,582.84          3,446,534.91          3,446,534.91           3,446,534.91
4349 Avery Drive                               6,425,000.00          3,615,775.83          3,523,377.19              30,459.85
Smith Portfolio - B - Gibsonville/Burlington   6,407,665.97          3,412,495.09          3,412,495.09           3,412,495.09
Sunset Ridge Professional Park                 6,300,000.00          1,842,266.33          1,842,266.33           1,092,843.99
Holiday Inn Express Frazer-Malvern             4,070,000.00          2,453,027.74          2,397,749.55           2,397,749.55
Shiloh Village Apartments                      5,746,025.20          5,184,851.52          5,184,851.52           5,184,851.52
Walgreens - Roselle                            5,742,000.00          3,339,748.17          3,255,139.80              27,891.76
Rite Aid - Church Street                       5,692,990.63          3,942,533.49          3,942,533.49              39,988.52
Butterfield Corners                            5,690,143.72          3,310,389.60          3,310,389.60           3,310,389.60
15991 Red Hill                                 5,650,000.00          3,197,115.40          3,121,930.76           3,121,930.76
Smith Portfolio - B - Ashboro                  5,600,243.61          3,091,406.46          3,091,406.46           3,091,406.46
SLO Self Storage                               5,600,000.00          3,586,406.04          3,500,042.95           3,500,042.95
CVS - Maynard                                  5,596,000.00          3,087,322.53          3,009,109.10              25,783.57
Pinewood Estates                               5,440,000.00          3,652,974.13          3,564,041.97           3,564,041.97
100 Rockwell Drive                             5,202,000.00          2,927,512.20          2,852,701.66              24,661.81
1543 Shatto                                    5,200,000.00          3,370,842.37          3,287,556.13           3,287,556.13
Arizona Self Storage                           5,200,000.00          3,735,434.44          3,703,733.22             778,172.78
Clock Tower Mall                               5,195,891.74          3,010,370.76          3,010,370.76           3,010,370.76
Smith Portfolio - B - Burlington II            5,138,635.65          2,836,592.62          2,836,592.62           2,836,592.62
Courts of McCallum                             5,100,000.00          2,700,098.23          2,632,782.53           2,632,782.53
101 Reliance Road                              5,095,000.00          2,867,296.17          2,794,024.41              24,154.55
Walgreens - Saraland                           5,079,000.00          2,817,295.90          2,745,923.26              23,528.47
Sangaree Plaza                                 5,000,000.00          2,919,456.97          2,919,456.97           2,919,456.97
Nukoa Plaza                                    5,000,000.00          2,967,339.90          2,922,368.52           2,922,368.52
Walgreens - Crest Hill                         4,926,000.00          2,694,226.44          2,625,377.38              22,696.54
K-Mart Port Charlotte                          4,650,000.00          2,642,199.60          2,601,163.82           2,601,163.82
Perimeter Square                               4,500,000.00          2,820,528.80          2,820,528.80           2,820,528.80
Walgreens - Antioch                            4,425,000.00          2,507,750.75          2,443,666.92              21,125.69
Prairie Retail Plaza                           4,300,000.00          2,539,205.57          2,539,205.57           2,539,205.57
Tri-County Bi-Lo                               4,300,000.00          2,510,733.00          2,510,733.00           2,510,733.00
Oak Tree Mobile Home Park
Manhattan Place                                4,292,359.50          2,445,312.31          2,388,550.41           2,388,550.41
Hazel Dell Corner                              4,242,014.37          2,286,832.03          2,286,832.03           2,286,832.03
Walgreen's Decatur                             4,003,000.00          2,416,567.73          2,355,705.46              19,844.87
Holiday Inn Express -  Knoxville Airport       3,994,984.11          2,198,520.77          2,198,520.77           2,198,520.77
Kennerly Place Shopping Center                 3,988,952.18          2,142,530.28          2,126,633.91           2,126,633.91
CVS - Waynesville                              3,966,000.00          2,169,164.04          2,113,732.58              18,273.34
Affordable Self Storage                        3,950,000.00          2,211,307.58          2,193,180.57             492,583.65
Crystal Valley Mobile Home Park                3,866,340.85          2,437,200.31          1,737,693.99           1,737,693.99
Berkley Center                                 3,800,000.00          2,180,592.19          2,180,592.19           2,180,592.19
Tallgrass Shopping Center                      3,800,000.00          2,266,654.37          2,248,780.38           2,248,780.38
Country Inn & Suites - Tuscaloosa              3,700,000.00          2,122,811.23          2,076,253.72           2,076,253.72
First Colony Self Storage                      3,696,909.02          1,063,990.38            959,997.91             959,997.91
Toys R Us Center                               3,665,185.56          2,011,843.42          1,967,499.53           1,967,499.53
Walgreen's Long Beach                          3,662,000.00          2,158,686.95          2,104,319.47              17,727.13
1541 Wilshire                                  3,600,000.00          2,314,652.10          2,256,356.70           2,256,356.70
Wallace Pointe                                 3,593,310.31          1,974,879.46          1,929,177.75           1,929,177.75
Smith Portfolio - B - Burlington I             3,525,006.14          1,945,848.41          1,945,848.41           1,945,848.41
Arvada Square Shopping Center                  3,450,000.00          2,054,144.29          2,054,144.29           2,054,144.29
Walgreens - Bossier                            3,421,000.00          2,106,877.02          2,071,694.88           2,071,694.88
Black Canyon Business Center                   3,343,953.01          1,881,475.61          1,881,475.61           1,881,475.61
Western Center Retail Plaza                    3,300,000.00          1,855,623.50          1,855,623.50           1,855,623.50
Rossford Hills Apartments                      3,300,000.00          1,933,398.10          1,887,507.98           1,887,507.98
Redlands Dynasty Suites                        3,241,199.04          1,742,224.88          1,742,224.88           1,742,224.88
Northwood Apartments                           3,193,987.28          1,739,403.66          1,725,729.96           1,725,729.96
TJ Maxx - Branson                              3,150,000.00          1,796,528.45          1,796,528.45           1,796,528.45
Staples and Social Security                    3,097,544.24          1,791,494.32          1,791,494.32           1,791,494.32
Smith Portfolio - B - Mocksville               3,061,399.90          1,689,932.12          1,689,932.12           1,689,932.12
Parkway Kirby                                  3,022,432.99          1,657,252.73          1,619,677.35           1,619,677.35
Tampa Industrial
Colony South Apartments                        2,954,596.81          1,647,562.99          1,647,562.99           1,647,562.99
Franklin & Halsted Portfolio                   2,925,964.78          1,470,703.64          1,439,235.34           1,439,235.34
Chambers Point Shopping Center                 2,800,000.00          1,572,887.25          1,560,835.82           1,560,835.82
Virginia Commons                               2,797,911.16          1,680,821.70          1,668,047.24           1,668,047.24
Rite Place Storage                             2,797,751.96          1,603,906.21          1,603,906.21           1,603,906.21
Smith Portfolio - A - Elon                     2,772,645.14          1,530,535.61          1,530,535.61           1,530,535.61
465 Boulevard                                  2,734,919.71          1,505,851.68          1,505,851.68           1,505,851.68
Ronkonkoma Blue Island & Central Portfolio     2,684,298.06          1,349,232.37          1,320,363.17           1,320,363.17
Aloha Self Storage                             2,600,000.00          1,436,400.17          1,436,400.17           1,436,400.17
Merrill Square Apartments                      2,544,243.17          1,415,300.35          1,404,436.16           1,404,436.16
Wichita & Anaheim Portfolio                    2,496,556.97          1,254,866.30          1,228,016.23           1,228,016.23
Countryside Acres Apartments                   2,480,000.00          1,474,057.26          1,474,057.26           1,474,057.26
Enon Self Storage                              2,450,000.00          1,461,760.28          1,461,760.28           1,461,760.28
Adrian Shopping Center                         2,448,100.69          1,435,784.92          1,435,784.92           1,435,784.92
Colonial Shoppes Shopping Center               2,323,083.08          1,308,233.28          1,298,347.37           1,298,347.37
Walgreens - Jacksonville                       2,311,000.00          1,564,645.22          1,525,768.42           1,525,768.42
Plant One                                      2,298,098.69          1,291,835.81          1,291,835.81           1,291,835.81
35 & Cicero Portfolio                          2,275,861.34          1,143,936.26          1,119,459.73           1,119,459.73
Georgetown Self Storage                        2,200,000.00          1,346,397.98          1,335,493.13             293,882.72
Bellflower Apartments                          2,194,160.69          1,215,604.45          1,187,168.82           1,187,168.82
Quaker Village Shopping Center                 2,100,000.00          1,106,085.17          1,097,781.76           1,097,781.76
River Ridge Apartments                         1,900,000.00          1,109,355.02          1,083,030.52           1,083,030.52
Tift Crossing & Tift Pavilion                  1,898,602.14          1,150,248.11          1,141,499.44           1,141,499.44
Always Storage III                             1,700,000.00            497,503.57            446,671.01             446,671.01
Midwood Self Storage                           1,625,000.00            903,740.10            903,740.10             903,740.10
Foothill Green Shopping Center                 1,500,000.00            856,546.21            849,972.71             849,972.71
3-5 Central Square                             1,498,926.99            915,033.22            872,556.11             872,556.11
Family Dollar - 115th Street                   1,410,614.53            738,430.86            722,230.00             722,230.00
IHOP - Nasville                                1,362,000.00            747,655.29            732,152.42             732,152.42
Interstate & Oakton Portfolio                  1,073,519.50            539,592.53            528,047.00             528,047.00
37th and Mt. Vernon Apartments                 1,047,330.40            603,725.89            590,353.68             590,353.68
                                           1,982,330,524.45      1,070,257,157.84      1,047,158,308.15         816,699,102.13
                                                                 1,070,551,673.78      1,047,445,512.63         816,957,424.61

                                       PENALTY           YM
PROPERTY NAME                           100 CPR          TYPE
----------------------------------------------------------------

One Federal Street
One New York Plaza
215 Fremont Street                        12,371,574
Chatsworth Park Apartments                 4,167,481
70 Hudson Street
44 Wall Street
Canyon Park Technology Center
Rivergate Plaza                            4,891,120
Courtyard Marriott Fifth Avenue
Green Valley Portfolio
Belmont at Cowan Place                     1,611,314
AMLI of North Dallas
888 Seventh Avenue
Ashton Woods Apartments                    1,189,795
Two Penn Center                              951,503
Pavilion Apartments
Lock Building                              2,073,048
Oxford Court Business Center
Southridge Plaza
Seven Corners                              1,788,443
Grove at Landmark
Covington Plaza
La Pacifica Apartments
1300 Spring Street                           910,906
Royal Beverly Glen
Holiday Inn Express Hotel & Suites
King of Prussia
Wilmington Portfolio
Fountains of Miramar                         598,122
Palm Lake Apartments
Indian Springs Apartments                    644,075
NBSC Building
Countryview MHC
Sturbridge Commons
Stetson Place
McCallum Crossing
Glenlake Professional Offices
Quail Heights Plaza
Smith Portfolio - A - Statesville
McCallum Meadows
2802 Bloomington Road                        522,156
McCallum Glen
The Pointe Apartments
Tiffany Woods Apartments
Mountain View Villa Apartments
Smith Portfolio - A - Conover
Hampton Inn - Martinsburg
The Corporate Center
70 Reems Creek                               443,603
Dr.'s Medical Plaza
Smithfield Plaza Shopping Center
Lakeridge
Clarksburg Highlands
Town & Country Plaza
New York Life Building
San Marco Village Apts
Santa Monica Auto Center
Smith Portfolio - A - Graham
4349 Avery Drive                             378,908
Smith Portfolio - B - Gibsonville/Burl
Sunset Ridge Professional Park               143,674
Holiday Inn Express Frazer-Malvern
Shiloh Village Apartments
Walgreens - Roselle                          402,303
Rite Aid - Church Street                   1,902,058
Butterfield Corners
15991 Red Hill
Smith Portfolio - B - Ashboro
SLO Self Storage
CVS - Maynard                                262,400
Pinewood Estates
100 Rockwell Drive                           306,783
1543 Shatto
Arizona Self Storage                         745,842
Clock Tower Mall
Smith Portfolio - B - Burlington II
Courts of McCallum
101 Reliance Road                            300,473
Walgreens - Saraland                         249,927
Sangaree Plaza
Nukoa Plaza
Walgreens - Crest Hill                       230,029
K-Mart Port Charlotte
Perimeter Square
Walgreens - Antioch                          274,541
Prairie Retail Plaza
Tri-County Bi-Lo
Oak Tree Mobile Home Park
Manhattan Place
Hazel Dell Corner
Walgreen's Decatur                           320,787
Holiday Inn Express -  Knoxville Airpo
Kennerly Place Shopping Center
CVS - Waynesville                            185,200
Affordable Self Storage                      253,808
Crystal Valley Mobile Home Park              106,246
Berkley Center
Tallgrass Shopping Center
Country Inn & Suites - Tuscaloosa
First Colony Self Storage
Toys R Us Center
Walgreen's Long Beach                        253,341
1541 Wilshire
Wallace Pointe
Smith Portfolio - B - Burlington I
Arvada Square Shopping Center
Walgreens - Bossier
Black Canyon Business Center
Western Center Retail Plaza
Rossford Hills Apartments
Redlands Dynasty Suites
Northwood Apartments
TJ Maxx - Branson
Staples and Social Security
Smith Portfolio - B - Mocksville
Parkway Kirby
Tampa Industrial
Colony South Apartments
Franklin & Halsted Portfolio
Chambers Point Shopping Center
Virginia Commons
Rite Place Storage
Smith Portfolio - A - Elon
465 Boulevard
Ronkonkoma Blue Island & Central Portf
Aloha Self Storage
Merrill Square Apartments
Wichita & Anaheim Portfolio
Countryside Acres Apartments
Enon Self Storage
Adrian Shopping Center
Colonial Shoppes Shopping Center
Walgreens - Jacksonville
Plant One
35 & Cicero Portfolio
Georgetown Self Storage                      202,941
Bellflower Apartments
Quaker Village Shopping Center
River Ridge Apartments
Tift Crossing & Tift Pavilion
Always Storage III
Midwood Self Storage
Foothill Green Shopping Center
3-5 Central Square
Family Dollar - 115th Street
IHOP - Nasville
Interstate & Oakton Portfolio
37th and Mt. Vernon Apartments
                                          38,682,401

------------------------
TSY          YIELDS
6 mo              5.000
2yr               4.923
3yr               4.902
5yr               4.906
10yr              4.999
30yr              5.100
------------------------

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 20, 2006.

        STATEMENT REGARDING THIS FREE WRITING PROSPECTUS
        The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the
SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC
Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

CLASS A-AB TARGETED PRINCIPAL BALANCE

Distribution Date              Balance
-------------------------------------------
         July-06             67,000,000.00
       August-06             67,000,000.00
    September-06             67,000,000.00
      October-06             67,000,000.00
     November-06             67,000,000.00
     December-06             67,000,000.00
      January-07             67,000,000.00
     February-07             67,000,000.00
        March-07             67,000,000.00
        April-07             67,000,000.00
          May-07             67,000,000.00
         June-07             67,000,000.00
         July-07             67,000,000.00
       August-07             67,000,000.00
    September-07             67,000,000.00
      October-07             67,000,000.00
     November-07             67,000,000.00
     December-07             67,000,000.00
      January-08             67,000,000.00
     February-08             67,000,000.00
        March-08             67,000,000.00
        April-08             67,000,000.00
          May-08             67,000,000.00
         June-08             67,000,000.00
         July-08             67,000,000.00
       August-08             67,000,000.00
    September-08             67,000,000.00
      October-08             67,000,000.00
     November-08             67,000,000.00
     December-08             67,000,000.00
      January-09             67,000,000.00
     February-09             67,000,000.00
        March-09             67,000,000.00
        April-09             67,000,000.00
          May-09             67,000,000.00
         June-09             67,000,000.00
         July-09             67,000,000.00
       August-09             67,000,000.00
    September-09             67,000,000.00
      October-09             67,000,000.00
     November-09             67,000,000.00
     December-09             67,000,000.00
      January-10             67,000,000.00
     February-10             67,000,000.00
        March-10             67,000,000.00
        April-10             67,000,000.00
          May-10             67,000,000.00
         June-10             67,000,000.00
         July-10             67,000,000.00
       August-10             67,000,000.00
    September-10             67,000,000.00
      October-10             67,000,000.00
     November-10             67,000,000.00
     December-10             67,000,000.00
      January-11             67,000,000.00
     February-11             67,000,000.00
        March-11             67,000,000.00
        April-11             67,000,000.00
          May-11             67,000,000.00
         June-11             66,433,953.27
         July-11             65,230,000.00
       August-11             64,159,000.00
    September-11             63,082,000.00
      October-11             61,863,000.00
     November-11             60,774,000.00
     December-11             59,544,000.00
      January-12             58,443,000.00
     February-12             57,338,000.00
        March-12             55,954,000.00
        April-12             54,835,000.00
          May-12             53,576,000.00
         June-12             52,445,000.00
         July-12             51,145,000.00
       August-12             49,973,000.00
    September-12             48,796,000.00
      October-12             47,478,000.00
     November-12             46,288,000.00
     December-12             45,400,000.00
      January-13             45,200,000.00
     February-13             45,000,000.00
        March-13             44,800,000.00
        April-13             44,600,000.00
          May-13             43,235,574.27
         June-13             42,014,000.00
         July-13             40,656,000.00
       August-13             39,423,000.00
    September-13             38,183,000.00
      October-13             36,807,000.00
     November-13             35,554,000.00
     December-13             34,165,000.00
      January-14             32,900,000.00
     February-14             31,628,000.00
        March-14             29,961,000.00
        April-14             28,674,000.00
          May-14             27,252,000.00
         June-14             25,952,000.00
         July-14             24,517,000.00
       August-14             23,204,000.00
    September-14             21,880,000.00
      October-14             20,421,000.00
     November-14             19,084,000.00
     December-14             17,612,000.00
      January-15             16,260,000.00
     February-15             14,901,000.00
        March-15             13,156,000.00
        April-15             11,782,000.00
          May-15             10,275,000.00
         June-15              8,886,000.00
         July-15              7,365,000.00
       August-15              5,962,000.00
    September-15              4,552,000.00
      October-15              3,010,000.00
     November-15              1,586,000.00
     December-15                         -

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.